Exhibit 99.1

KEMPISTY & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS, P.C.

15 MAIDEN LANE - SUITE 1003 - NEW YORK, NY 10038 - TEL (212) 406-7272 - FAX (212) 513-1930

INDEPENDENT AUDITOR'S REPORT

Board of Directors
Wollaston Industrial Ltd.

We have audited the accompanying consolidated balance sheet of Wollaston Industrial Ltd. as of December 31, 2004 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the years in the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wollaston Industrial Ltd.at December 31, 2004 and the results of its' operations and cash flows for each of the years in the two years then ended in conformity with accounting principles generally accepted in the United States of America.

Kempisty & Company
Certified Public Accountants PC
New York, New York
March 13, 2006

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WOLLASTON INDUSTRIAL LIMITED

CONSOLIDATED BALANCE SHEET
December 31,
2004
ASSETS
Current Assets:
Cash	$171,857
Prepaid expenses	409,145
Office space held for sale-Jiahui Building	1,765,060
Loan to Officers	44,503
Loan to employees	14,075
Loan to related parties (Note 3)	1,410,280

Total current assets	3,814,920

Property and equipment, net (Note 4)	8,746,443

Long-term Investment (Note 8)	362,450

Other assets (Note 5)	1,025,999

Total Assets	$13,949,812
============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Bank Loans (Note 7)	$7,309,412
Accounts payable and accrued expenses	1,584,067
Taxes payable	469,972
Deferred revenue	-
Customer security deposit	1,565
Due to officers	537,923
Due to related parties (Note 3)	1,901,836

Total Current Liabilities	11,804,775

Mortgage Loan (Note 10)	349,117

Participating interest (Note 9)	3,280,403

Minority interest	-

Stockholders' Equity:
Common stock, $1.00 par value, 50,000 shares authorized;
10,000 shares issued and outstanding as of December 31, 2004	10,000
Additional Paid-in capital	3,021,831
Retained earnings	(4,516,316)

Stockholders' Equity	(1,484,485)

Total Liabilities and Stockholders' Equity	$13,949,810
============

See Notes to Financial Statements
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WOLLASTON INDUSTRIAL LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended
	December 31,
	2004	2003

Revenues
Sales of office space	$7,694,084	$1,822,422
Cost of sales	6,074,276	1,353,477

Gross Profit	1,619,808	468,945

Rental income	225,567	220,822

	1,845,375	689,767

Operating Expenses:
Bad debt expense	1,006,984	573,488
Depreciation	108,561	56,290
Interest	20,830	21,648
Selling expenses	86,212	119,080
General and administrative	564,904	374,319

Total Operating Expenses	1,787,491	1,144,825

Income (Loss) from Operations and before provision for income tax	57,884	(455,058)

Provision for Income Tax	-	-

Income (loss) before Minority Interest	57,884	(455,058)

Minority Interest	-	-

Net Income (loss)	$57,884	$(455,058)
	============	============

See Notes to Financial Statements.
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WOLLASTON INDUSTRIAL LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	Common Stock		Additional
	Par Value		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Totals

Balances at
January 1, 2003	10,000	$10,000	$3,021,831	$(4,119,142)	$(1,087,311)

Net loss	-	-	-	(455,058)	(455,058)

Balances at
December 31, 2003	10,000	$10,000	$3,021,831	$(4,574,200)	$(1,542,369)

Net income	-	-	-	57,884	57,884

Balances at
December 31, 2004	10,000	$10,000	$3,021,831	$(4,516,316)	$(1,484,485)
	============	===========	============	============	============

See Notes to Financial Statements
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WOLLASTON INDUSTRIAL LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended
	December 31,
	2004	2003
Operating Activities
Net income (loss)	$57,884	$(455,058)
Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities:
Depreciation	108,561	56,290
Changes in operating assets and liabilities:
(Increase) decrease in Prepaid expense	6,189	(292,394)
(Increase) decrease in office space hold for sale	(1,765,060)	-
(Increase) decrease in other assets	(257,674)	(94,159)
Increase (decrease) in Accounts payable and accrued expenses	159,509	464,178
Increase (decrease) Taxes payable	378,896	91,077
Increase (decrease) in Deferred revenue	(934,271)	(564,171)
Increase (decrease) in customer security deposit	(108)	(60)

Net cash provided (used) by operating activities	(2,246,074)	(794,297)

Investing Activities
Purchase of long-term investment	(362,450)	-
Sale of fixed assets	2,032,166	(2,338,397)

Net cash (used) by investing activities	1,669,716	(2,338,397)

Financing Activities
Loan from banks	181,225	616,165
Mortgage loans	211,704	-
Payback of mortgagge loan	-	(17,798)
Loans to officers	0	(517,228)
Payback of Loans to officers	1,018,138	98,779
Loan to employees	(13,350)	-
Payback of Loans to employees		858
Loans to related parties	(990,929)	2,950,449
Payback of Loans to related parties	65,273	-

Net cash provided (used) by financing activities	472,061	3,131,225

Increase (decrease) in cash	(104,297)	(1,469)
Effects of exchange rates on cash	-	-
Cash at beginning of period	276,157	277,626

Cash at end of period	$171,860	$276,157
	============	============

Supplemental Disclosures of Cash Flow Information:
Cash paid (receive) during year for:
Interest	$-	$-
	============	============
Income taxes	$-	$-
	============	============

See Notes to Financial Statements.
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WOLLASTON INDUSTRIAL LIMITED

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Note 1-	ORGANIZATION AND OPERATIONS

Wollaston was incorporated on April 21, 2004 in British Virgin Islands (“BVI”) under the International Business Companies Act, as a limited liability corporateion. Wollaston owns 90.28%of Jiahui, which was established in Xi’an City, Shaanxi Province, PRC on December 17, 1996 under the Company Law of PRC. Jiahui engages in the business real estate development, property management and the related services in Xi'an City, Shaanxi Province, Peaoples Republic of China ("PRC"). The Company is a China-foreign joint venture limited liability company and therefore only has a 10 year life which expires December 16, 2007 at which time its business license has to be renewed.

Effective October 14, 2005, Wollaston Industrial Limited (“Wollaston”), the parent company of Xi’an Jiahui Real Estate Co., Ltd. (“Jiahui”) completed its merger agreement (“Agreement”) with Bangla Property Management, Inc. (“Bangla”). The agreement provided for Bangla to issue 10,000,000 shares of its common stock to acquire 100% of Wollaston in a transaction accounted for as a reverse merger. As a result of the Agreement, the transaction was treated for accounting purposes as a recapitalization of the accounting acquirer (Jiahui) and a reorganization of the Company (formerly Bangla). The financial statements included herein include:

(1) The balance sheet of Jiahui at historical cost;

(2) The statement of operations includes the operations of Jiahui for all periods presented.

Note 2-	SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered cash equivalents. Substantially all of the Company's cash and cash equivalents are held by two financial institutions.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

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WOLLASTON INDUSTRIAL LIMITED

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Employees' Benefits

Mandatory contributions are made to the Government's health, retirement benefit and unemployment schemes at the statutory rates in force during the period, based on gross salary payments. The cost of these payments is charged to the statement of income in the same period as the related salary cost.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value at December 31, 2004 due to the relatively short-term nature of these instruments.

Inventories

Inventories and long-lived assets held for sale are recorded at the lower of cost or fair value less selling costs. Fair value is defined as the amount at which an asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. Construction costs are accumulated during the period of construction and charged to cost of sales at the estimated rate of 75% of the selling price sales.

Revenue Recognition

Revenue from building projects are recognized as offices are sold using the full accrual method. The sale of the offices can only take place after all government authorizations have been received.

Revenues from rents are recorded monthly in accordance with the terms of the lease.

Foreign Currency Translation

The functional currency of the Company is the Chinese Renminbi (“RMB”). Transactions denominated in currencies other than RMB are translated into United States dollars using year end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transaction occurred. Net gains and losses resulting from foreign exchange translations are included in the statements of operations and stockholder’s equity as other comprehensive income (loss). Cumulative translation adjustment amounts were insignificant at and for the years ended December 31, 2004 and 2003.

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WOLLASTON INDUSTRIAL LIMITED

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Prior to July 21, 2005, translation of amounts from RMB into United States dollars ("US$") has been made at the single rate of exchange of US$1.00:RMB8.277. No representation is made that RMB amounts could have been or could be, converted into US dollars at that rate. On January 1, 1994, the PRC government introduced a single rate of exchange, quoted daily by the People's Bank of China (the "Unified Exchange Rate"). The quotation of the exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions requires submission of a payment application form together with supplier's invoices, shipping documents and signed contracts.

On July 21, 2005, the People's Bank of China, China's central bank, announced that, beginning on July 21, 2005, China will implement a regulated, managed floating exchange rate system based on market supply and demand and with reference to a package of currencies. RMB will no longer be pegged to the US dollar and the RMB exchange rate structure will be subject to some fluctuation.

The People's Bank of China will announce the closing price of a foreign currency, such as the US dollar against the RMB, in the inter-bank foreign exchange market after the closing of the market on each working day, and will make it the central parity for the trading against the RMB on the following working day.

The exchange rate of the US dollar against the RMB was adjusted to 8.11 yuan per US dollar on July 21, 2005. On September 30, 2005, the exchange rate is US$1.00:RMB8.092.

The daily trading price of the US dollar against the RMB in the inter-bank foreign exchange market will be allowed to float within a band of 0.3 percent around the central parity published by the People's Bank of China, while the trading prices of the non-US dollar currencies against the RMB will be allowed to move within a certain band announced by the People's Bank of China.

The People's Bank of China will make adjustment of the RMB exchange rate band when necessary, according to market developments as well as economic and financial situations. The People's Bank of China is responsible for stabilizing and adapting the RMB exchange rate.

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WOLLASTON INDUSTRIAL LIMITED

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

	Income Taxes

	Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in the US and the PRC expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

	Property, Plant and Equipment

	Property, plant and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

	When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

	Depreciation is calculated on a straight-line basis over the estimated useful life of the assets. The percentages or depreciable life applied are:

	Machines and equipment	20%
	Vehicles	20%
	Office furniture and equipment	20%
	Buildings	30 years

	The depreciation on owned buildings begins upon the receipt of the government’s certification of the building costs. For the Jiahui Office Building, the certification was completed July 23, 2004.

	Valuation of Long-Lived assets

	The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

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WOLLASTON INDUSTRIAL LIMITED

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Note 2-	SIGNIFICANT ACCOUNTING POLICIES (continued)

In January 2003, the FASB issued FIN No. 46, Consolidation of Variable Interest Entities. In December 2003, the FASB issued FIN No. 46 (Revised) ("FIN 46-R") to address certain FIN 46 implementation issues. This interpretation requires that the assets, liabilities, and results of activities of a Variable Interest Entity ("VIE") be consolidated into the financial statements of the enterprise that has a controlling interest in the VIE. FIN 46R also requires additional disclosures by primary beneficiaries and other significant variable interest holders. For entities acquired or created before February 1, 2003, this interpretation is effective no later than the end of the first interim or reporting period ending after March 15, 2004, except for those VIE's that are considered to be special purpose entities, for which the effective date is no later than the end of the first interim or annual reporting period ending after December 15, 2003. For all entities that were acquired subsequent to January 31, 2003, this interpretation is effective as of the first interim or annual period ending after December 31, 2003. The adoption of FIN 46 did not have a material impact on the Company's results of operations or financial position.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities." This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. Management believes that this statement did not have a material impact on the Company's results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those financial instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of the provisions of SFAS No. 150 did not have a material effect on the Company's financial position.

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WOLLASTON INDUSTRIAL LIMITED

NOTES TO FINANCIAL STATEMENTS December 31, 2004

Note 3-	RELATED PARTY TRANSACTIONS

	The Company leases office and retail space to an affiliate Shaanxi JiaHui Hantang Book Publishing Co., Ltd. The lease period is from January 1, 2003 to December 31, 2007. The rent is $192,100 per year and the rent is payable semi-annually. As of December 31, 2004 and 2003, the Company is owed $549,296 and $48,025, respectively, in rents from the affiliate.

	Due from Related Parties

	Due from affiliates consists of the following:
			Type of	December 31,
	Name of affiliates	Relationship	Transaction	2004

	Shaanxi Lezhan Property Management Co., Ltd.	Same controlling group	Loan	$84,431
	Jiahui Restaurant	Same controlling group	Loan	42,910
	Shaanxi Xinyuan Industrial Co., Ltd.	Same controlling group	Loan	169,143
	Xi'an Qi'an Ceramics Factory	Same controlling group	Loan	242,842
	Shaanxi Jiahui (Group) Real Estate Co., Ltd.	Same controlling group	Loan	266,313
	Shaanxi Han-tang Publishing Co., Ltd.	Same controlling group	Loan & Rent	604,641
	Shaanxi Zhengyang Real Estate Co., Ltd.	Same controlling group	Loan	-

				$1,410,280
				===========

	Related Parties

	Due to affiliates consists of the following:
			Type of	December 31,
	Name of affiliates	Relationship	Transaction	2004

	Shaaxni Ruize Industrial Co., Ltd.	Same controlling group	Loan	$1,279,186
	Shaanxi Han Tang Trading Ltd.	Same controlling group	Loan	177,600
	Shaanxi Zhengyang Real Estate Co., Ltd.	Same controlling group	Loan	128,585
	Shaanxi Btothers Real Estate Co., Ltd.	Same controlling group	Loan	316,466
	Shaanxi Xinyuan Industrial Co., Ltd.	Same controlling group	Loan	-

				$1,901,837
				===========

	The above due to and from affiliates bear no interest and have no definite terms of repayment.

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WOLLASTON INDUSTRIAL LIMITED

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Note 4-	PROPERTY AND EQUIPMENT

	The following is a summary of property, plant and equipment-at cost, less accumulated depreciation:

		December 31,
		2004

	Vehicles	$280,198
	Machinery and equipment	653
	Office equipment	33,182
	Office furniture	62,260
	First to fourth floors of Jiahui Building	3,503,685

		3,879,978

	Less: Accumulated depreciation	(313,305)

		3,566,673

	Finished construction project-Jiahui Building	-

	Construction in progress-Yangming Building	5,179,770

	Total	$8,746,443
		============

	Depreciation expense charged to operations was $108,561 and $56,289.93 in 2004 and 2003, respectively.

Note 5-	OTHER ASSETS

	Other assets consist of the following:	December 31,
		2004

	Restricted cash	$940,263
	Security deposit	85,736

		$1,025,999
		============

Note 6-	MORTGAGE LOANS

	The Company had took out mortgage loans on its construction in progress. The average interest rate for 2004 was approximated 4.75%. These mortgage loans have been paid off as of December 31, 2005.

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WOLLASTON INDUSTRIAL LIMITED

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Note 7-	BANK LOANS
		Loan		Monthly
	Financial Institutions	Amount	Duration	Interest Rate	Collateral

	Dong San Yao Credit Corp.	$483,267	12/31/04-12/30/05	0.66375%	Yangming Building
	Dong San Yao Credit Corp.	241,633	04/28/04-04/28/05	0.66375%	Yangming Building
	Dong San Yao Credit Corp.	241,633	12/30/04-12/30/05	0.66375%	Shareholder Guaranteed

	Southern Subbranch of Bank of China
		483,267	04/26/04-04/26/05	0.58410%	CD US$500,000
	Southern Subbranch of Bank of China
		2,416,334	06/15/04-06/15/05	0.68961%	Yangming Building
	Tumen Credit Corp.	362,450	05/29/04-05/29/05	0.66375%	Yangming Building
	Dayian tower Credit Corp.	362,450	11/30/04-11/30/05	0.88500%	Yangming Building
	Xinjiapo Credit Corp.	362,450	03/19/04-03/19/05	0.66375%	Jiahui Building
	Dengjiapo Credit Corp.	362,450	03/19/04-03/19/05	0.66375%	Jiahui Building
	Dengjiapo Credit Corp.	362,450	03/19/04-03/19/05	0.66375%	Jiahui Building
	Oujiang Credit Corp.	362,450	03/19/04-03/19/05	0.66375%	Jiahui Building
	Yanta Corp. Association, Xiaozhai East Road Branch
		362,450	03/21/04-03/21/05	0.66375%	Jiahui Building
	Electronic City Credit Corp.	362,450	11/20/04-11/20/05	0.66375%	Yangming Building
	Changyanbao Credit Corp.	543,675	12/02/04-12/04/05	0.66375%	Yangming Building

		$7,309,412
		=========

Note 8-	LONG-TERM INVESTMENT

	The long-term investment represents an investment of approximately $337,000 for 300,000 shares of Xincheng Bank, a state owned bank in Xi’an China. The shares are transferable in accordance with the laws of the P.R.C. The investment is carried at cost which approximates fair value. Dividend income on these shares is recorded when received. Dividend income of approximately $18,000 was received in 2005. The Company may sell the shares back to the bank at the net book value per share.

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WOLLASTON INDUSTRIAL LIMITED

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Note 9-	PARTICIPATING INTEREST

The Company has entered into a real estate project in which two lenders to the Company have converted their loans into an approximately 35% equity participation in the Jiahui Office Building project and are entitled to participate in market value appreciation and net results of the project’s operations. Under the terms of the arrangement, the lenders converted $3,401,175 of debt. As of December 31, 2004 the Company estimated that based on the projects results through December 31, 2004, its liability does not exceed the amounts reflected in the financial statements.

On March 6,2006 the interest holders have agreed to convert their participating interests into 1,685,825 shares of common stock of the Company.

15